As Filed with the Securities and Exchange Commission on July 10, 2006



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 _______________

                                  FORM S-8/A-1

                         POST-EFFECTIVE AMENDMENT NO. 1


                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                                 _______________

                                    PGT, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                    20-0634715
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
 Incorporation or organization)

                              1070 Technology Drive
                           North Venice, Florida 34275
                                 (941) 480-1600
               (Address, including zip code, and telephone number
                  of registrant's principal executive offices)
                                 _______________

                       PGT, INC. 2004 STOCK INCENTIVE PLAN
                      PGT, INC. 2006 EQUITY INCENTIVE PLAN



                           (Full titles of the plans)

                                 _______________

                            Mario Ferrucci III, Esq.
                                Corporate Counsel
                                    PGT, INC.
                              1070 Technology Drive
                           North Venice, Florida 34275
                     (Name and address of agent for service)

                                 (941) 480-1600
          (Telephone number, including area code, of agent for service)



    It is respectfully requested that the Commission also send copies of all notices, orders and communications to:
                             Robert B. Pincus, Esq.
                           Allison Land Amorison, Esq.
                    Skadden, Arps, Slate, Meagher & Flom LLP
                                One Rodney Square
                           Wilmington, Delaware 19801
                                 (302) 651-3000

         The purpose of this Post-Effective Amendment No. 1 is to replace
Exhibit 23.1 with a revised Exhibit 23.1.

Item 8.  Exhibits.

         The exhibits listed in the Exhibit Index, which is incorporated herein by reference, are filed as part of this Registration Statement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has duly caused this Amendment No. 1 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Venice, State of Florida, on July 10, 2006.

Date:  July 10, 2006                          PGT, INC.

                                              By:  /s/ Rodney Hershberger
                                                   ----------------------------
                                              Name:  Rodney Hershberger
                                              Title: President and Chief
                                                     Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons on behalf of the Registrant in the capacities and on the dates indicated.


         Name                                  Title                                  Date
         ----                                  -----                                  ----

/s/ Rodney Hershberger              President, Chief Executive Officer, and       July 10, 2006
---------------------------         Director (Principal Executive Officer and
Rodney Hershberger                  Director)


/s/ Jeffrey T. Jackson              Chief Financial Officer and Treasurer         July 10, 2006
---------------------------         (Principal Financial Officer and Principal
Jeffrey T. Jackson                  Accounting Officer)


               *                    Director                                      July 10, 2006
---------------------------
Alexander R. Castaldi


               *                    Director                                      July 10, 2006
---------------------------
Richard D. Feintuch


               *                    Director                                      July 10, 2006
---------------------------
Ramsey A. Frank


               *                    Director                                      July 10, 2006
---------------------------
Paul S. Levy


               *                    Director                                      July 10, 2006
---------------------------
Brett N. Milgrim


               *                    Director                                      July 10, 2006
---------------------------
Floyd F. Sherman



               *                    Director                                      July 10, 2006
---------------------------
Randy L. White



* By:    /s/ Mario Ferrucci III
         ------------------------
         Mario Ferrucci III
         Attorney-in-Fact

                                  EXHIBIT INDEX

4.1            Amended and Restated Certificate of Incorporation of PGT, Inc.
               (incorporated herein by reference to Exhibit 3.1 to Amendment No. 3 to the Registration Statement of the Company on Form S-1, filed with the Securities and Exchange Commission on June 8, 2006, Registration No. 333-132365).

4.2 Amended and Restated By-Laws of PGT, Inc. (incorporated herein by reference to Exhibit 3.2 to Amendment No. 3 to the Registration Statement of the Company on Form S-1, filed with the Securities and Exchange Commission on June 8, 2006, Registration No. 333-132365).

4.3 Specimen Certificate of the Company's Common Stock, par value $0.01 per share (incorporated herein by reference to Exhibit 4.1 to Amendment No. 2 to the Registration Statement of the Company on Form S-1, filed with the Securities and Exchange Commission on May 25, 2006, Registration No. 333-132365).

4.4 Form of Amended and Restated Security Holders Agreement, by and among PGT, Inc., JLL Partners Fund IV, L.P. and the stockholders named therein, (incorporated herein by reference to Exhibit 4.2 to the Company's Amendment No. 3 to the Registration Statement of the Company on Form S-1, filed with the Securities and Exchange Commission on June 8, 2006, Registration No. 333-132365).

5.1+ Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding the legality of the securities being registered.

23.1*          Consent of Ernst & Young LLP.

23.2+ Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in the opinion filed as Exhibit 5.1 hereto).

24.1+          Power of Attorney (included on signature page).

__________________________
         * Filed herewith.
         + Previously filed.